                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-49585

           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     MORGAN STANLEY DEAN WITTER EQUITY FUND
                           DATED SEPTEMBER 28, 1999


     The third paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager and Sub-Adviser" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2000, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $500 million, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.85% of the portion of daily net assets not exceeding $500 million; 0.825% of the next $500 million; and 0.80% of the portion of daily net assets exceeding $1 billion.



May 1, 2000